UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) June 2, 2022 ( May 26, 2022)

Teladoc Health, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37477	04-3705970
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2 Manhattanville Road, Suite 203 Purchase, New York	10577
(Address of Principal Executive Offices)	(Zip Code)

(203) 635-2002

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	TDOC	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company               ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 26, 2022, at the 2022 Annual Meeting of Stockholders (the “Annual Meeting”) of Teladoc Health, Inc. (the “Company”), the stockholders of the Company approved an amendment to the Company’s Certificate of Incorporation (the “Certificate Amendment”) that enables one or more holders of at least 15% Net Long Ownership (as defined in the Company’s Sixth Amended and Restated Bylaws) in voting power of the Company’s capital stock and who comply with the other applicable procedures and other requirements set forth in the Sixth Amended and Restated Bylaws to call a special meeting of the Company’s stockholders. Following the Annual Meeting, on June 1, 2022, the Company filed its Seventh Amended and Restated Certificate of Incorporation, reflecting the Certificate Amendment, with the Secretary of State of the State of Delaware, at which time the Seventh Amended and Restated Certificate of Incorporation became effective.

On May 31, 2022, the Board of Directors of the Company approved a corresponding amendment and restatement of the Company’s Bylaws (the “Sixth Amended and Restated Bylaws”) to implement the Certificate Amendment, which Sixth Amended and Restated Bylaws were conditioned upon the effectiveness of the filing of the Seventh Amended and Restated Certificate of Incorporation. In particular, the Sixth Amended and Restated Bylaws provide that “Net Long Ownership,” when used to describe the nature of a stockholder’s ownership of the Company’s capital stock, means the capital stock of the Company that such stockholder, or a beneficial owner, would be deemed to own pursuant to the definition of  “net long position” set forth in Rule 14e-4 under the Exchange Act of 1934, as amended, and the rules and regulations thereunder, excluding (i) any capital stock as to which such stockholder or beneficial owner does not then have the right to vote or direct the vote, and (ii) any capital stock to which such stockholder or beneficial owner (or any affiliate or associate of such stockholder or beneficial owner) had directly or indirectly entered into, and not yet terminated, certain short interests. The Sixth Amended and Restated Bylaws also set forth certain other requirements that the Board of Directors believes are appropriate to ensure an orderly and informed meeting process and to avoid duplicative or unnecessary special meetings, including requirements for proof of Net Long Ownership and other information that are similar to those in the Company’s advance notice bylaws, certain timing requirements and other provisions. The Sixth Amended and Restated Bylaws also specify the procedures for stockholder requested meetings and certain other clarifying, administrative, conforming, ministerial and related revisions related to, among other things, director nominations and notice provisions. The Sixth Amended and Restated Bylaws became effective upon the effectiveness of the filing of the Seventh Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware.

The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the full text of the Seventh Amended and Restated Certificate of Incorporation and the Sixth Amended and Restated Bylaws, copies of which are filed as Exhibits 3.1 and 3.2 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Annual Meeting was held on May 26, 2022. The Company previously filed with the Securities and Exchange Commission a definitive proxy statement and related materials pertaining to the Annual Meeting, which describe in detail each of the four proposals submitted to stockholders at the Annual Meeting. The final results for the votes regarding each proposal are set forth below.

Proposal 1 — Election of Directors

The stockholders of the Company elected each of the following director nominees proposed by the Company’s Board of Directors to serve until the 2023 Annual Meeting of Stockholders of the Company and until their respective successors have been duly elected and qualified. The voting results for each director nominee are set forth below.

Name	For	Against	Abstentions	Broker Non- Votes
Karen L. Daniel	87,006,491	495,212	88,759	28,950,099
Sandra L. Fenwick	86,600,404	899,854	90,204	28,950,099
William H. Frist, M.D.	85,510,839	1,996,663	82,960	28,950,099
Jason Gorevic	86,939,178	557,356	93,928	28,950,099
Catherine A. Jacobson	87,012,070	483,624	94,768	28,950,099
Thomas G. McKinley	83,533,746	3,954,946	101,770	28,950,099
Kenneth H. Paulus	86,180,125	1,309,263	101,074	28,950,099
David L. Shedlarz	85,325,480	2,161,360	103,622	28,950,099
Mark Douglas Smith, M.D., MBA	86,580,563	918,131	91,768	28,950,099
David B. Snow, Jr.	85,007,672	2,481,984	100,806	28,950,099

Proposal 2 — Advisory Vote Approving the Compensation of the Company’s Named Executive Officers

The stockholders of the Company approved, on an advisory basis, the compensation paid to the Company’s named executive officers. The voting results are set forth below.

For	Against	Abstentions	Broker Non-Votes
80,030,674	7,339,906	219,882	28,950,099

Proposal 3 — Ratifying the Appointment of the Independent Registered Public Accounting Firm

The stockholders of the Company ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022. The voting results are set forth below.

For	Against	Abstentions	Broker Non-Votes
115,926,691	384,899	228,971	N/A

Proposal 4 — Approving an Amendment to the Company’s Certificate of Incorporation to Permit Stockholders to Call Special Meetings

The stockholders of the Company approved an amendment to the Company’s Certificate of Incorporation to permit holders of at least 15% net long ownership in voting power of the Company’s outstanding capital stock to call special meetings. The voting results are set forth below.

For	Against	Abstentions	Broker Non-Votes
87,128,040	342,730	119,692	28,950,099

Item 9.01. Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description

3.1	Seventh Amended and Restated Certificate of Incorporation of Teladoc Health, Inc.

3.2	Sixth Amended and Restated Bylaws of Teladoc Health, Inc.

104	The cover page of this Current Report on Form 8-K formatted as Inline XBRL.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 2, 2022	TELADOC HEALTH, INC.

	By:	/s/ Adam C. Vandervoort
	Name:	Adam C. Vandervoort
	Title:	Chief Legal Officer and Secretary